UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Diversified Mid-Cap Growth Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks produced solid returns in the second half of 2012, capping a strong year. Corporate earnings remained strong—although year-over-year earnings growth has been slowing—and balance sheets were flush with cash. Improving U.S. economic data, encouraging comments from European leaders about the future of the eurozone, signs that the Chinese economic slowdown was bottoming, and new stimulus efforts by the Federal Reserve and other central banks were also supportive. Risk aversion remains high, however, and equities remain very attractive relative to fixed income options.

Your fund returned 5.82% in the second half of 2012 and 16.51% for the full year. As shown in the Performance Comparison table, the fund outperformed its Russell and Lipper benchmarks for the year. In the second half of the year, the fund fared modestly better than the Lipper index and produced reasonable returns relative to the Russell index. These results reflect the efforts of our research analysts who help us find good long-term growth opportunities throughout the mid-cap universe.

For the 12-month period, the fund’s outperformance of the Russell index was driven by stock selection in the consumer staples, health care, and information technology sectors. Underweighting the energy and consumer staples sectors, which significantly lagged the index, also helped our results. However, stock selection in materials, consumer discretionary, and energy reduced our performance advantage, as did overweighting information technology. In the second half of 2012, stock selection in several sectors, especially consumer discretionary, hurt our performance relative to the Russell index. Sector allocations in aggregate had a marginal positive impact on relative performance. We’ll discuss portfolio holdings and sector allocations in greater detail in the Portfolio Review section of the letter.

MARKET ENVIRONMENT

The market environment for U.S. equity investors for most of 2012 was quite favorable, although the macroeconomic backdrop was far from robust. The economy expanded at a slow but steady pace. Employment growth was modest, and the national unemployment level remained elevated. Also, the housing market rebound has been gaining traction. To support the economic recovery, the Federal Reserve initiated new asset purchase plans to suppress interest rates for a few more years. Corporate fundamentals remained strong, and many companies have refinanced their debts at lower rates and judiciously managed their expenses in an environment of macroeconomic, political, and fiscal policy uncertainty. In addition, many companies prudently used the reserves on their balance sheets to initiate or increase the size of dividends or share repurchase plans. Thus, this is a great time to invest in stocks of quality companies.

Mid-cap stocks outperformed their smaller and larger counterparts in 2012. The Russell Midcap Index returned 17.28% versus 16.35% for the small-cap Russell 2000 Index and 16.00% for the large-cap S&P 500 Index. These are surprising returns considering the macro backdrop and quite strong relative to low-yielding fixed income alternatives. Given recent history, the fact that stocks outperformed bonds may have taken many risk-averse investors by surprise. This demonstrates that staying fully invested in equities, rather than trying to time the market, is the best course for those seeking long-term capital growth. It also shows that when other investors are terrified and willing to accept negative real (inflation-adjusted) returns in many fixed income asset classes, it is prudent to take reasonable risks and invest in equities.

As measured by Russell style indexes, value stocks outpaced growth stocks across all market capitalizations in 2012. Within the Russell Midcap Growth Index, sector performance was mostly positive. Telecommunication services did best, but it is a very small segment in our investment universe. Materials and health care were also top-performing areas in percentage terms. Financials, industrials and business services, and consumer discretionary stocks produced strong returns, but information technology and consumer staples lagged. Energy stocks were flat, while utilities declined.

As shown in the Mid-Cap Stock Returns table, mid-cap growth stocks lagged their value counterparts in the second half of 2012, for the full year, and over the last five tumultuous years. However, mid-caps in general have outperformed U.S. large-caps and international stocks since the end of 2007. For the five-year period ended December 31, 2012, the Russell Midcap Index produced an annualized return of 3.57% versus 1.66% for the S&P 500 and -3.21% for the MSCI EAFE Index. While there is no guarantee that this outperformance will continue, we believe that the domestic mid-cap universe offers a wide variety of companies with superior long-term growth potential and other favorable characteristics relative to many established large-cap companies around the world. It is notable that the five-year annualized return for the Barclays U.S. Aggregate Bond Index is 5.95%, as central bank market manipulation has materially boosted fixed income returns.

INVESTMENT STRATEGY

Before discussing the portfolio’s performance in detail, we would like to welcome new investors and thank all of our longer-term investors for their continuing confidence in our portfolio management abilities. Our reports to shareholders focus on fund activity and performance in the most recent 6- or 12-month periods, but our time horizon for investing is much longer, so we are prepared to wait for years for our investments to bear fruit. While the investment landscape is constantly changing and occasionally challenging, we remain committed to the same strategy and principles that have guided our management of the portfolio since its inception nine years ago. We believe these will help us navigate through the period ahead and provide patient investors with long-term capital growth:

  The Diversified Mid-Cap Growth Fund invests in stocks of mid-cap companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

  We keep the fund fully invested because we believe that successful market timing is virtually impossible—you would need to be right twice—and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We do not worry about short-term performance or try to forecast the direction of the economy or the market. Our focus is to find mid-cap companies with the best long-term growth potential.

  We use a number of proprietary quantitative models to identify and evaluate the characteristics of individual mid-cap growth companies and the portfolio as a whole.

  Stock selection is based on a combination of fundamental, bottom-up analysis and quantitative strategies in an attempt to identify companies with superior long-term appreciation prospects.

  We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

  Valuations are also very important. We look for the best relative values among companies with the strongest businesses and managements.

  Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund typically invests in about 300 stocks. A high degree of diversification helps to mitigate the downside risk attributable to any single poorly performing security. We invest in companies that are early in their life cycles, and some will ultimately not be as successful as we hope. Accordingly, we balance risk with potential returns.

  Our time horizons are longer than those of other mid-cap growth investors. Our portfolio turnover rate in 2012 was 24.5%, which is substantially less than the 2012 average of 95.4% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for their averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of January 16, 2013.) This means our holding period for a typical stock is about four years, whereas our average competitor holds a given stock for about one year. Consequently, we view ourselves as long-term investors; we are not short-term speculators or day-traders.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are somewhat similar to those of the Russell Midcap Growth Index, as indicated in the Portfolio Characteristics table. The portfolio’s median market capitalization ($7.9 billion), price/earnings (P/E) ratio (18.3), and projected earnings growth rate (13.9%) are all comparable with those of the index. These metrics reflect our commitment to mid-cap companies with excellent long-term growth prospects.

The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is 18.1% versus 21.7% for the benchmark. We consider a high ROE to be desirable, and we look throughout the mid-cap growth universe for businesses that can sustain high profitability. We would also note that our holdings have lower debt than businesses represented in the Russell index.

At the end of December, as shown in the Sector Diversification table on page 7, our largest commitments were to consumer discretionary, information technology, industrials and business services, and health care. We have very little exposure to utilities and telecommunication services because there are very few businesses in those sectors that meet our growth criteria. Relative to the Russell benchmark, we had meaningful underweights in the consumer discretionary and consumer staples sectors and material overweights in information technology, health care, and industrials and business services.

Health care stocks produced moderate gains in the last six months and were the most significant contributors to the fund’s 2012 absolute results. We emphasize providers and services companies given demographic factors and growing demand for access to health care services. We also like biotechnology companies but have broad diversification to reduce our risks. These two industries provided the bulk of our full-year gains in the sector. Health care providers and service companies were lifted by good fundamentals and by industry consolidation. Top performers included Catamaran and Amerigroup, which was acquired by WellPoint in the second half of the year. In the biotech industry, several of our holdings produced strong returns, but Regeneron Pharmaceuticals far outpaced its peers, propelled by the success of its new macular degeneration drug Eylea. Life sciences tools and services companies and health care equipment companies were less robust, though Mettler-Toledo International, a maker of laboratory measuring instruments, and medical device manufacturer C.R. Bard did well. Our health care technology and pharmaceutical companies were mostly flat for the year. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our holdings in the consumer staples sector, which is a fairly small part of the mid-cap growth universe, produced excellent returns. We are underweighting this defensive sector because we believe that most companies are fairly valued, if not overvalued. High levels of risk aversion drove this flocking to perceived safety. Many of our holdings are food or beverage makers with strong, nationally recognized brands, and some of our strongest performers included spice maker McCormick, Hershey Foods, and Dr. Pepper Snapple. Organic food retailer Whole Foods Market also did very well. We established a position in cereal and snack food maker Kellogg in the third quarter, as the company slipped into the upper portion of the mid-cap range in the summer and its valuation became very attractive in part because of Europe-related earnings weakness. Our investment did well in the last six months as Kellogg’s business improved and as European officials acted to stabilize the sovereign debt crisis.

The information technology sector is one of our largest commitments in absolute terms and our largest overweight versus the Russell benchmark. Our approach to this dynamic sector is to diversify broadly to mitigate the risks and to favor companies with strong business models in industries with high barriers to entry and low risk of commoditization. Tech stocks underperformed in 2012, and while our stock selection helped our relative performance, the benefits were reduced, to some extent, by our overweighting. We are disappointed that the tech sector has not been a leading area for some time—except for software, where innovation over the last decade has been remarkable. In fact, our software investments were top contributors in the sector in 2012, led by Ariba, which we sold following SAP’s announcement in May to acquire the company; Salesforce.com, a leading provider of customer relationship management applications to help businesses interact with their customers; and Red Hat. Other tech industries trailed significantly. With a few exceptions, such as ARM Holdings and Analog Devices, semiconductor-related companies have been mostly disappointing. Given the compression of earnings multiples and lack of growth among companies in the industry, we have been paring back our semiconductor overweighting throughout the year.

In absolute terms, industrials and business services stocks produced strong returns in the 6- and 12-month periods ended December 31, 2012. Many companies in the sector have attractive valuations and are world-class in their respective niches. While some industrials may have wide earnings variance due to the cyclical nature of their businesses, we tend to favor higher-quality industrials with greater earnings stability throughout the business cycle. Machinery stocks were solid contributors, led by Valmont Industries and WABCO Holdings. Mining equipment maker Joy Global sagged, however, amid weaker global demand for various natural resources. Cooper Industries, which we sold in the second half of the year after the company received a takeover offer, and Roper Industries were top performers in the electrical equipment industry. In the fourth quarter, we established a modest position in Netherlands-based Sensata Technologies Holding, a maker of sensors and controls. Road and rail stocks such as Kansas City Southern Industries benefited from increased industrial activity. One of the fund’s top performers for the entire year was Copa Holdings, a rapidly growing Panama-based airline serving Central America and the Caribbean region. In the aerospace and defense industry, our investment in Spirit Aerosystems Holdings didn’t work out as we had hoped, and we eliminated it from the portfolio.

Our stocks in the consumer discretionary sector produced moderate gains in the last six months and contributed significantly to the fund’s absolute performance over the last year. At the end of 2012, it was our largest sector allocation in percentage terms, but also our largest underweight versus the Russell benchmark. The sector includes a variety of specialty retailers, media firms, hotels, restaurants, and other companies that benefit from consumer spending on nonessentials. We focus on companies that have good business models, excellent cash flow, and other desirable attributes and are leaders in their respective niches. Among media companies, cable network owner and operator Discovery Communications, publisher McGraw-Hill, and the famed entertainment venue Madison Square Garden were among our largest contributors in both the 6- and 12-month reporting periods. Specialty retailers rose broadly, but iconic jewelry retailer Tiffany lagged for the year. Women’s apparel and accessory maker Michael Kors Holdings, which went public about one year ago, was one of the fund’s top contributors to performance in 2012. Hotel operators Starwood Hotels & Resorts Worldwide and Wynn Resorts were strong performers throughout the year.

Energy stocks, a small portion of the mid-cap growth universe, detracted the most from the fund’s 2012 absolute performance amid increasing U.S. energy supplies and slowing global demand. While underweighting the sector was helpful, the benefits were negated by stock selection. As long-term investors know, our energy investments are not made in a futile attempt to take advantage of short-term commodity price movements. Rather, we look to invest in differentiated service companies or those that are skilled at finding underlying resources, particularly the lowest-cost producers. Equipment and supply companies were widely mixed, with gains in Oceaneering International and Diamond Offshore Drilling offsetting losses among other holdings. Our oil and gas industry investments sagged for the year, especially SM Energy and coal producer Peabody Energy.

Materials, another small segment of our investment universe, produced very strong returns in 2012. Our approach is to seek differentiated companies that can add value to a commodity or are well positioned for the long term. As with the energy sector, we do not try to predict or invest based on commodity price trends. Our materials holdings are concentrated in the chemicals and metals and mining industries. The former was responsible for virtually all of the fund’s gains in the sector, led by Sherwin-Williams. Shares soared as the housing market recovery led to increased demand for paint. Metals and mining stocks were mixed, with poor performance of Walter Energy offsetting solid gains in Compass Minerals. We eliminated several holdings in the second half of the year, such as Agnico-Eagle Mines, in favor of better long-term investment candidates elsewhere.

Financials in the mid-cap growth universe performed well in 2012, helped in part by the improving housing market, though returns lagged those of their larger peers. This is a small sector in the portfolio in light of its slow growth and commoditized nature. Among diversified financial services companies, credit rating agency Moody’s produced stellar returns. Capital markets companies rose with the financial markets, particularly Lazard and Invesco. Although our insurance companies were fairly lackluster, we continue to believe that the industry will benefit from improved pricing trends. We maintained small positions in a few commercial banks that are strong players in their respective markets.

OUTLOOK

In 2012, the market generally rewarded companies that have done well in this “muddle through” environment with higher price/earnings ratios, while punishing those whose earnings are faltering. Corporate earnings growth could weaken in 2013, but it may be a solid year for stocks. The bubble in fixed income and extreme risk aversion may be abating. While European governments continue to wrestle with economic weakness, the actions of European leaders and monetary officials to shore up the eurozone seem to have made a catastrophic scenario a low-probability event. In the U.S., economic growth is likely to be slow in the first part of the year due to the tax increases that took effect at the beginning of 2013.

Our basic outlook has not changed since our last report. We believe the current environment continues to provide patient investors who are willing to take prudent risks with a great opportunity to invest in equities for long-term capital growth. Consider the positives: The U.S. economy and corporate earnings are growing, the Federal Reserve’s monetary policies are likely to remain highly accommodative for a few more years, and corporations have substantial cash reserves on their strong balance sheets and have generally been responsible stewards of capital. In addition, equity valuations remain attractive, and speculative activity has been low. In fact, the increase in bond yields at the end of 2012 could be an early signal that bond returns may be peaking and that investors are on the verge of reembracing risk in a more significant way.

We believe the environment remains very favorable for our investment management approach. Through the Diversified Mid-Cap Growth Fund, we provide investors with broad diversification in the mid-cap growth universe, a focus on risk control, and investments in high-quality companies that we believe have the potential to produce strong long-term returns.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

January 17, 2013

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
Crown Castle International	1.0%
Alexion Pharmaceuticals	0.9
Catamaran	0.8
Discovery Communications	0.8
Omnicom	0.8
SBA Communications	0.8
Sherwin-Williams	0.8
Mattel	0.8
AmerisourceBergen	0.8
McGraw-Hill	0.8
Michael Kors Holdings	0.8
Starwood Hotels & Resorts Worldwide	0.8
Ross Stores	0.8
Compass Minerals	0.7
Regeneron Pharmaceuticals	0.7
Ball	0.7
Red Hat	0.7
Kansas City Southern Industries	0.7
Nuance Communications	0.7
CarMax	0.7
Roper Industries	0.7
Altera	0.7
O'Reilly Automotive	0.7
Dollar General	0.7
IHS	0.7
Total	19.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.1%		
CONSUMER DISCRETIONARY 21.0%		
Auto Components 0.8%		
Gentex	34,600	651
TRW (1)	17,000	911
		1,562
Diversified Consumer Services 0.8%		
Sotheby's (2)	20,300	683
Strayer Education (2)	8,500	477
Weight Watchers (2)	7,600	398
		1,558
Hotels, Restaurants & Leisure 4.4%		
Brinker	16,000	496
Chipotle Mexican Grill (1)	3,900	1,160
Choice Hotels International (2)	22,400	753
Hyatt Hotels, Class A (1)	8,400	324
Marriott, Class A	28,169	1,050
Panera Bread, Class A (1)	4,100	651
Royal Caribbean Cruises (2)	16,400	558
Starwood Hotels & Resorts Worldwide	26,100	1,497
Tim Hortons	21,300	1,047
Wynn Resorts	9,600	1,080
		8,616
Household Durables 0.3%		
Toll Brothers (1)	16,000	517
		517
Internet & Catalog Retail 0.9%		
Groupon (1)(2)	65,000	317
Liberty Interactive (1)(2)	49,400	972
Netflix (1)(2)	5,600	520
		1,809

Leisure Equipment & Products 0.8%		
Mattel	42,300	1,549
		1,549
Media 3.5%		
Charter Communications, Class A (1)	13,200	1,006
Discovery Communications, Class C (1)(2)	27,600	1,615
Interpublic Group	36,300	400
Madison Square Garden (1)	15,125	671
McGraw-Hill	27,800	1,520
Omnicom	31,400	1,569
Pandora Media (1)(2)	23,800	218
		6,999
Multiline Retail 1.6%		
Dollar General (1)	29,500	1,301
Dollar Tree (1)	25,200	1,022
Kohl's	20,500	881
		3,204
Specialty Retail 6.2%		
AutoZone (1)	3,300	1,170
Bed Bath & Beyond (1)	17,300	967
CarMax (1)	36,500	1,370
Chico's	25,800	476
Dick's Sporting Goods	12,500	569
DSW, Class A	2,100	138
GAP	10,900	338
Guess (2)	20,100	493
Men's Wearhouse (2)	9,000	280
O'Reilly Automotive (1)	14,700	1,315
PetSmart	11,400	779
Ross Stores	27,500	1,489
The Limited	11,500	541
Tiffany	15,200	872

TSC (2)	6,400	566
Urban Outfitters (1)	11,200	441
Williams-Sonoma (2)	11,400	499
		12,303

Textiles, Apparel & Luxury Goods 1.7%

Fossil (1)	11,600	1,080
Lululemon Athletica (1)(2)	8,900	679
Michael Kors Holdings (1)	29,711	1,516
		3,275
Total Consumer Discretionary		41,392

CONSUMER STAPLES 6.0%

Beverages 1.2%

Beam	8,300	507
Brown-Forman, Class B	12,787	809
Dr Pepper Snapple	24,900	1,100
		2,416

Food & Staples Retailing 0.9%

Fresh Market (1)(2)	11,300	543
Whole Foods Market	13,200	1,206
		1,749

Food Products 2.6%

Campbell Soup (2)	8,400	293
Flowers Foods	30,800	717
Hershey Foods	12,300	888
J.M. Smucker	6,500	561
Kellogg	16,200	905
McCormick	17,900	1,137
Mead Johnson Nutrition, Class A	7,900	520
		5,021

Household Products 0.8%		
Church & Dwight	19,100	1,023
Clorox	8,300	608
		1,631
Tobacco 0.5%		
Lorillard	8,100	945
		945
Total Consumer Staples		11,762
ENERGY 5.6%		
Energy Equipment & Services 2.5%		
Cameron International (1)	14,200	802
Core Laboratories	5,800	634
Diamond Offshore Drilling	5,900	401
Dresser-Rand Group (1)	7,900	443
FMC Technologies (1)	21,800	933
Lufkin	7,600	442
Nabors Industries (1)	30,500	441
Oceaneering International	16,700	898
		4,994
Oil, Gas & Consumable Fuels 3.1%		
Cimarex Energy	7,300	421
Concho Resources (1)	8,500	685
Continental Resources (1)	5,800	426
Energy XXI Bermuda (2)	11,200	361
EQT	10,200	602
Halcon Resources (1)	50,500	349
Peabody Energy	14,700	391
Pioneer Natural Resources	4,300	458
QEP Resources	12,900	391
Range Resources	19,400	1,219
SM Energy (2)	8,600	449

Southwestern Energy (1)	11,100	371
		6,123
Total Energy		11,117

FINANCIALS 6.7%

Capital Markets 1.3%		
E*TRADE Financial (1)	44,300	397
Invesco	15,500	404
Lazard	30,200	901
Northern Trust	6,200	311
TD Ameritrade Holding	27,100	456
		2,469
Commercial Banks 0.9%		
BankUnited	17,000	416
Fifth Third Bancorp	20,300	308
First Horizon National (2)	29,596	293
SVB Financial Group (1)	5,100	286
TCF Financial	21,600	262
Zions Bancorporation	12,300	263
		1,828
Diversified Financial Services 1.9%		
CBOE Holdings	32,500	957
IntercontinentalExchange (1)	8,800	1,090
Moody's	22,800	1,147
MSCI, Class A (1)	15,300	474
		3,668
Insurance 1.9%		
Arch Capital Group (1)(2)	10,500	462
Axis Capital Holdings	13,800	478
Brown & Brown	27,100	690
HCC Insurance Holdings	11,200	417
Progressive	19,500	412

RenaissanceRe Holdings	4,900	398
W. R. Berkley	8,700	328
Willis Group Holdings	19,500	654
		3,839
Real Estate Management & Development 0.7%		
Forest City Enterprises, Class A (1)	31,500	509
Jones Lang LaSalle	11,100	932
		1,441
Total Financials		13,245
HEALTH CARE 14.5%		
Biotechnology 4.6%		
Alexion Pharmaceuticals (1)	18,400	1,726
Alkermes (1)	27,000	500
Ariad Pharmaceuticals (1)	21,400	410
BioMarin Pharmaceutical (1)	20,500	1,010
Cubist Pharmaceuticals (1)(2)	9,100	383
Elan, ADR (1)	27,500	281
Incyte (1)(2)	56,400	937
Medivation (1)(2)	7,400	379
Myriad Genetics (1)	14,400	392
ONYX Pharmaceuticals (1)	7,000	529
Pharmacyclics (1)	10,700	619
Prothena (1)(2)	670	5
Regeneron Pharmaceuticals (1)	8,500	1,454
Vertex Pharmaceuticals (1)	13,900	583
		9,208
Health Care Equipment & Supplies 1.8%		
C. R. Bard	12,300	1,202
DENTSPLY International	18,400	729
Edwards Lifesciences (1)	4,400	397
IDEXX Laboratories (1)(2)	5,700	529

Thoratec (1)	9,200	345
Varian Medical Systems (1)	5,100	358
		3,560
Health Care Providers & Services 5.4%		
AmerisourceBergen	35,700	1,541
Catamaran (1)	34,284	1,615
CIGNA	9,300	497
Community Health Systems (2)	14,300	440
DaVita HealthCare Partners (1)	10,549	1,166
Henry Schein (1)	10,200	821
HMS Holdings (1)	11,600	301
Humana	6,000	412
Laboratory Corporation of America (1)	12,200	1,057
MEDNAX (1)	10,100	803
Quest Diagnostics	19,000	1,107
Universal Health Services (2)	12,800	619
Wellcare Health Plans (1)	5,700	277
		10,656
Health Care Technology 0.4%		
Cerner (1)	10,200	792
		792
Life Sciences Tools & Services 1.4%		
Bruker (1)	19,600	299
Covance (1)	9,000	520
Life Technologies (1)	6,800	334
Mettler-Toledo International (1)(2)	6,300	1,218
Waters (1)	4,100	357
		2,728
Pharmaceuticals 0.9%		
Hospira (1)	11,700	365
Jazz Pharmaceuticals (1)	6,800	362
Questcor Pharmaceuticals (2)	8,800	235

Valeant Pharmaceuticals International (1)	12,700	759
		1,721
Total Health Care		28,665
INDUSTRIALS & BUSINESS SERVICES 16.2%		
Aerospace & Defense 0.6%		
Transdigm Group	4,500	614
Triumph Group	8,000	522
		1,136
Air Freight & Logistics 1.1%		
C.H. Robinson Worldwide	20,000	1,264
Expeditors International of Washington	23,500	930
		2,194
Airlines 1.1%		
Alaska Air Group (1)	11,100	478
Copa Holdings, Class A	10,100	1,005
Southwest Airlines	68,100	697
		2,180
Building Products 0.3%		
Fortune Brands Home & Security (1)	19,200	561
		561
Commercial Services & Supplies 2.1%		
Clean Harbors (1)	17,800	979
Copart (1)	14,800	437
IHS (1)	13,500	1,296
Ritchie Bros. Auctioneers (2)	10,000	209
Stericycle (1)	3,700	345
Waste Connections	23,750	802
		4,068

Construction & Engineering 0.6%		
Fluor	15,900	934
Quanta Services (1)	13,000	355
		1,289
Electrical Equipment 2.5%		
AMETEK	22,537	847
Babcock & Wilcox	37,550	984
Hubbell, Class B	10,100	855
II-VI (1)	14,900	272
Roper Industries	12,200	1,360
Sensata Technologies Holding (1)	16,400	532
		4,850
Industrial Conglomerates 0.3%		
McDermott International (1)	52,300	577
		577
Machinery 3.7%		
Clarcor	5,800	277
Donaldson	19,600	644
Flowserve	3,100	455
Graco (2)	9,100	469
IDEX	7,675	357
Joy Global	7,200	459
PACCAR	6,700	303
Pall	14,100	850
Rexnord (1)(2)	19,200	409
Terex (1)	15,600	438
Valmont Industries	7,500	1,024
WABCO Holdings (1)	11,200	730
Wabtec	9,700	849
		7,264
Professional Services 1.3%		
Dun & Bradstreet	3,500	275

ManpowerGroup	16,300	692
Nielsen Holdings NV (1)	13,300	407
Robert Half International	17,600	560
Verisk Analytics, Class A (1)	14,100	719
		2,653

Road & Rail 1.6%

Hertz Global Holdings (1)(2)	22,800	371
J.B. Hunt Transport Services	12,600	752
Kansas City Southern Industries (2)	16,600	1,386
Landstar System	13,900	729
		3,238

Trading Companies & Distributors 1.0%

Fastenal	18,900	883
W. W. Grainger	5,600	1,133
		2,016
Total Industrials & Business Services		32,026

INFORMATION TECHNOLOGY 19.9%

Communications Equipment 1.8%

Acme Packet (1)	14,500	321
Aruba Networks (1)(2)	26,800	556
Ciena (1)	22,900	360
F5 Networks (1)	7,400	719
JDS Uniphase (1)	45,600	617
Juniper Networks (1)	22,900	450
Motorola Solutions	9,700	540
Palo Alto Networks (1)(2)	1,000	54
		3,617

Computers & Peripherals 0.5%

NetApp (1)	20,800	698

SanDisk (1)	8,300	361
		1,059
Electronic Equipment, Instruments & Components 1.9%		
Amphenol, Class A	16,200	1,048
IPG Photonics (2)	8,100	540
Itron (1)	5,400	240
Jabil Circuit	19,700	380
National Instruments	11,925	308
Trimble Navigation (1)	19,900	1,190
		3,706
Internet Software & Services 1.3%		
CoStar Group (1)(2)	4,700	420
Dropbox, Acquisition Date: 5/1/12, Acquisition Cost $46 (1)(3)	5,090	39
Equinix (1)	2,700	557
LinkedIn (1)(2)	4,900	563
Rackspace Hosting (1)	8,100	601
Sina (1)	7,700	387
		2,567
IT Services 2.5%		
Alliance Data Systems (1)(2)	5,000	724
Gartner (1)	25,200	1,160
Genpact	24,500	380
Paychex	13,600	423
Teradata (1)	16,300	1,009
Vantiv, Class A (1)	39,500	807
Western Union	32,500	442
		4,945
Office Electronics 0.2%		
Zebra Technologies (1)	7,850	308
		308

Semiconductor & Semiconductor Equipment 4.5%		
Altera	38,500	1,326
Analog Devices	16,500	694
ARM Holdings, ADR (2)	29,500	1,116
Atmel (1)	68,500	449
KLA-Tencor	6,100	291
Lam Research (1)	13,500	488
Linear Technology	30,200	1,036
Marvell Technology Group	26,900	195
Microchip Technology (2)	19,600	639
NVIDIA	46,800	575
Silicon Laboratories (1)	9,400	393
Skyworks Solutions (1)	25,100	509
Xilinx	30,300	1,088
		8,799
Software 7.2%		
Ansys (1)	14,400	970
Autodesk (1)	22,400	792
Check Point Software Technologies (1)(2)	18,000	857
Citrix Systems (1)	9,500	625
Commvault Systems (1)	7,100	495
Concur Technologies (1)(2)	13,500	911
FactSet Research Systems (2)	3,450	304
Fortinet (1)	22,400	472
Informatica (1)	19,300	585
Intuit	20,100	1,196
MICROS Systems (1)	10,000	424
Nuance Communications (1)(2)	61,630	1,375
Red Hat (1)	26,400	1,398
Salesforce.com (1)	4,300	723
ServiceNow (1)(2)	29,800	895
Solera Holdings	6,900	369
TIBCO Software (1)	42,200	929
Workday (1)(2)	10,000	545

Workday, Class B, Acquisition Date: 10/13/11 - 9/28/12 Acquisition Cost $106 (1)(3)	7,973	413
		14,278
Total Information Technology		39,279
MATERIALS 7.0%		
Chemicals 4.0%		
Air Products & Chemicals	3,400	286
Albemarle	5,000	310
Celanese, Series A	24,000	1,069
CF Industries	4,500	914
PPG Industries	9,300	1,259
Rockwood Holdings	24,100	1,192
Sherwin-Williams	10,100	1,553
Sigma Aldrich	5,200	383
Sociedad Quimica y Minera de Chile, ADR	15,300	882
		7,848
Construction Materials 0.2%		
Vulcan Materials	8,300	432
		432
Containers & Packaging 0.8%		
Ball	32,100	1,437
		1,437
Metals & Mining 2.0%		
Carpenter Technology (2)	11,100	573
Compass Minerals	19,500	1,457
Eldorado Gold	48,100	620
Hudbay Minerals	34,800	350
Osisko Mining (1)	45,100	362
Stillwater Mining (1)(2)	23,800	304

Dropbox, Class A-1, Acquisition Date: 5/1/12 Acquisition Cost $281 (1)(3)	31,052	239
Total Information Technology		288
Total Convertible Preferred Stocks (Cost $771)		503

SHORT-TERM INVESTMENTS 0.8%

Money Market Funds 0.8%

T. Rowe Price Reserve Investment Fund, 0.12% (4)(5)	1,663,676	1,664
Total Short-Term Investments (Cost $1,664)		1,664

SECURITIES LENDING COLLATERAL 5.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 5.0%

Money Market Funds 5.0%

T. Rowe Price Reserve Investment Fund, 0.12% (4)(5)	9,747,434	9,747
Total Securities Lending Collateral (Cost $9,747)		9,747
Total Investments in Securities **105.2% of Net Assets (Cost $156,648)**		**$ 207,297**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at December 31, 2012. See Note 3.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $955 and represents 0.5% of net assets.
(4) Seven-day yield
(5) Affiliated Companies
ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2012, totaled $(274,000) for the year ended December 31, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $9,704,000; the value of cash collateral investments was $9,747,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $47,146,000 and $50,288,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the year ended December 31, 2012 were characterized for tax purposes as $592,000 of ordinary income. There were no distributions in the year ended December 31, 2011. At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund’s available capital loss carryforwards as of December 31, 2012, expire as follows: $2,121,000 in fiscal 2017; $4,748,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides sub-accounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $101,000 for Price Associates; $239,000 for T. Rowe Price Services, Inc.; and $6,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $773,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $773,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[142]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2003	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2003
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2003	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
2006
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified
Mid-Cap Growth Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amit Seth (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Harvard Business
School (to 2009)

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Rouven J. Wool-Lewis, Ph.D. (1973)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President
of Corporate Strategy, UnitedHealth Group
(to 2011); Associate Analyst, Oppenheimer
& Company (to 2009); Senior Associate,
Friedman, Billings, Ramsey & Co. (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013